EXHIBIT 2:  FORM OF LETTER OF TRANSMITTAL

                             LETTER OF TRANSMITTAL

                               TO TENDER SHARES
                                      OF
                                 COMMON STOCK
                                      OF
                              RAWSON-KOENIG, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                                DATED   , 1997



        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
     NEW YORK CITY TIME, ON          , 1997, UNLESS THE OFFER IS EXTENDED.


                       THE DEPOSITARY FOR THE OFFER IS:

                       HARRIS TRUST COMPANY OF NEW YORK

                             By Overnight Courier:
                          77 Water Street, 4th Floor
                              New York, NY  10005

        By Mail:            By Facsimile Transmission:         By Hand:
                         (For Eligible Institutions Only)

   Wall Street Station       Fax: (212) 701-7636             Receive Window
      P.O. Box 1010             (212) 701-7637        77 Water Street, 5th Floor
New York, NY  10268-1010     Confirm by Telephone:            New York, NY
                                (212) 701-7624

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under "THE TENDER OFFER -- SECTION 1. TERMS OF THE OFFER; EXPIRATION DATE" in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase. See Instruction 2.

--------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
                            NAME(S) AND ADDRESS(ES)
                            of Registered Holder(s)
                          (Please fill in, if blank,
                         exactly as name(s) appear(s)
                            on Share Certificate(s)
--------------------------------------------------------------------------------







-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                     (Attach additional list if necessary)
--------------------------------------------------------------------------------

   SHARE                  CLASS                TOTAL NUMBER          NUMBER OF
CERTIFICATE             OF SHARES                OF SHARES            SHARES
 NUMBER(S)*           REPRESENTED BY          REPRESENTED BY         TENDERED**
                   SHARE CERTIFICATE(S)     SHARE CERTIFICATE(S)*
--------------------------------------------------------------------------------
                          COMMON
--------------------------------------------------------------------------------
                          COMMON
--------------------------------------------------------------------------------
                          COMMON
--------------------------------------------------------------------------------
Total Shares.......................................................
--------------------------------------------------------------------------------

*   Need not be completed by shareholders tendering by book=entry transfer.
** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered.
    See Instruction 4.
-------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution...........................................

     Check Box of Applicable Book-Entry Transfer Facility:

     (CHECK ONE)   [ ] DTC        [ ] PDTC

     Account Number..........................................................

     Transaction Code Number.................................................

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)..........................................

     Window Ticket No. (if any)...............................................

     Date of Execution of Notice of Guaranteed Delivery.......................

     Name of Institution which Guaranteed Delivery............................

     If delivered by Book-Entry Transfer, check box of Book-Entry Transfer
      Facility
        (Check One)    [ ]DTC      [ ] PDTC

        Account Number........................................................

        Transaction Code Number...............................................

                            _______________________

Ladies and Gentlemen:


     The undersigned hereby tenders to Rawson-Koenig, Inc., a Texas corporation (the "Company") the above-described shares of Common Stock, no par value per share, of the Company (all shares of such Common Stock from time to time outstanding being, collectively, the "Shares") pursuant to the Company's offer to purchase all Shares, at $2.15 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated
      , 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that the Company reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after May 31, 1997 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Shares and all Distributions for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Thomas C. Rawson and Catherine A. Rawson and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby that have been accepted for payment by the Company prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Company in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Company's acceptance of such Shares for payment, the Company must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Company in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "THE TENDER OFFER --
SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions". The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

----------------------------------------------------------------------------------------------------------------------
         SPECIAL PAYMENT INSTRUCTIONS                                           SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
----------------------------------------------------------------------------------------------------------------------
To be completed ONLY if the check for the purchase                  To be completed ONLY if the check for the purchase
price of Shares or Share Certificates evidencing                    price of Shares purchased or Share Certificates
Shares not tendered or not purchased are to be                      evidencing Shares not tendered or not purchased
issued in the name of someone other than the                        are to be mailed to someone other than the under-
undersigned.                                                        signed, or the undersigned at an address other than
Issue [ ]  check [ ]  Share Certificate(s) to:                      that shown under "Description of Shares Tendered".

Name ...............................................                Mail [ ]  check [ ]  Share Certificates(s) to:
                   (Please Print)
Address ............................................                Name .............................................
 ....................................................                                  (Please Print)
                                          (Zip Code)                Address ..........................................
                                                                    ..................................................
 ....................................................                                                        (Zip Code)
(Taxpayer Identification No. or Social Security No.)                ..................................................
       (See Substitute Form W-9 below)                                                                      (Zip Code)

                                                                    ..................................................
                                                                    (Taxpayer Identification No. or Social Security No.)
                                                                              (See Substitute Form W-9 below)




                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)

 ................................................................................

 ................................................................................
                        Signature(s) of Shareholder(s)

Dated...................................................................  , 1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


Name(s).........................................................................
                                (Please Print)

 ................................................................................

Capacity (full title)...........................................................

Address.........................................................................

 ................................................................................

 ................................................................................
                              (Include Zip Code)

Area Code and Telephone No......................................................

Tax Identification or Social Security No........................................
                                       (See Substitute Form W-9 on Reverse Side)



                           Guarantee of Signature(s)
                   (If required - See Instructions 1 and 5)
                    For use by Financial Institutions Only
                   Financial Institutions:  Place Medallion
                           Guarantee in space below.

Name of Firm....................................................................

Authorized Signature............................................................

Name............................................................................

Address.........................................................................

Area Code and Telephone Number..................................................

Dated................................................................... , 1997

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1.   GUARANTEE OF SIGNATURES. All signatures on this Letter of
Transmittal must be guaranteed by a firm that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2.   DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This
Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined under "THE TENDER OFFER --
SECTION 1. TERMS OF THE OFFER; EXPIRATION DATE" in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase)), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "THE TENDER OFFER --
SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

     8.   QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).


                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


                        PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.


                      WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.


10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing shares has been lost, destroyed or stolen, the Shareholder should promptly notify either the Depositary or the Transfer Agent. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (See Instruction 9)
                PAYER'S NAME:  HARRIS TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------
SUBSTITUTE              PART I - PLEASE PROVIDE
FORM W-9                YOUR TIN IN THE BOX AT THE      ________________________
                        RIGHT AND CERTIFY BY             Social Security Number
Department of the       SIGNING AND DATING BELOW.
Treasury Internal                                                 or
Revenue Service
                                                        ________________________
Payer's Request for                                     Employer Identification
Taxpayer Identification                                         Number
Number (TIN)
--------------------------------------------------------------------------------
                                    PART II
--------------------------------------------------------------------------------
CERTIFICATION - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

       CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------
SIGNATURE _______________________ DATE __, 1997               PART III
                                                              Awaiting TIN [ ]
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future, I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature ______________________________________   Date___________________

--------------------------------------------------------------------------------

     Facsimile copies of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal certificates evidencing Shares and any other required documents should be sent or delivered by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:

                       HARRIS TRUST COMPANY OF NEW YORK

                             By Overnight Courier:
                          77 Water Street, 4th Floor
                              New York, NY  10005

        By Mail:           By Facsimile Transmission:           By Hand:
                        (For Eligible Institutions Only)

   Wall Street Station       Fax:  (212) 701-7636            Receive Window
    P.O. Box 1010               (212) 701-7637        77 Water Street, 5th Floor
New York, NY  10268-1010     Confirm by Telephone:            New York, NY
                                (212) 701-7624

     Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                              New York, NY  10005


                        Banks and Brokers Call Collect:
                                 (212) 269-5550

                          All Others Call Toll Free:
                                 (800) 207-3159

                     The Dealer Manager for the Offer is:
                         WHEAT, FIRST SECURITIES, INC.
                         Riverfront Plaza, West Tower
                             901 East Byrd Street
                           Richmond, Virginia  23219
                     ____________________________________

                                        , 1997

EXHIBIT 3:  FORM OF NOTICE OF GUARANTEED DELIVERY


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                             OF RAWSON-KOENIG, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, no par value per share (the "Common Stock"), of Rawson-Koenig, Inc., a Texas corporation (the "Shares"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Harris Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

                             By Overnight Courier:

                           77 Water Street, 4th Floor
                              New York, NY  10005

BY MAIL:                    BY FACSIMILE TRANSMISSION:        BY HAND:
                       (For Eligible Institutions Only)

  Wall Street Station          Fax: (212) 701-7636          Receive Window
     P.O. Box 1010                (212) 701-7637      77 Water Street, 5th Floor
New York, NY  10268-1010       Confirm by Telephone:         New York, NY
                                  (212) 701-7624


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Rawson-Koenig, Inc., a Texas corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase,
dated                  , 1997 (the "Offer to Purchase"), and the related Letter
of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase.

Number of Shares:                                                   SIGNATURE(S) OF HOLDER(S)
Certificate Nos. (If Available):
Check box if Shares will be delivered by book-entry transfer:

[ ]  The Depository Trust Company                                   Date:           , 1997
[ ]  Philadelphia Depository Trust Company                          Name(s) of Holders:

                                                                    ---------------------------------------
                                                                    Please Type or Print Name

                                                                    ---------------------------------------
                                                                    Address

                                                                    ---------------------------------------
                                                                                                 (Zip Code)

                                                                    ---------------------------------------
                                                                    Area Code and Telephone Number

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, guarantees to deliver to the Depositary, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three National Association of Securities Dealers Automated Quotation -- SmallCap Market System trading days of the date hereof.

NAME OF FIRM                               AUTHORIZED SIGNATURE
ADDRESS

                                ZIP CODE

AREA CODE AND TELEPHONE NO.
                                           TITLE:

                                           NAME:
                                                   (Please Type or Print)
                                           DATED:            , 1997

     DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

EXHIBIT 4:  FORM OF LETTER TO BROKERS

                           OFFER TO PURCHASE FOR CASH
                     ALL OUTSTANDING SHARES OF COMMON STOCK
                                       OF
                              RAWSON-KOENIG, INC.
                                       AT
                              $2.15 NET PER SHARE
                                       BY
                              RAWSON-KOENIG, INC.

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                     AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
               ON          , 1997, UNLESS THE OFFER IS EXTENDED.

                                            , 1997

To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

     We have been appointed by Rawson-Koenig, Inc., a Texas corporation (the "Company") to act as Dealer Manager in connection with the Company's offer to purchase all outstanding shares of Common Stock, no par value per share held by the Public Shareholders (the "Shares"), of the Company at a price of $2.15 per Share, net to the seller in cash, upon the terms and subject to the conditions
set forth in the Company's Offer to Purchase, dated         , 1997 (the
"Offer"), and the related Letter of Transmittal (which together constitute the "Offer") enclosed herewith. Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold Shares registered in your name or in the name of your nominee.


     Enclosed for your information and use are copies of the following documents:

     1.   Offer to Purchase, dated               , 1997;

     2. Letter of Transmittal to be used by holders of Shares in accepting the Offer and tendering Shares;

     3. Notice of Guaranteed Delivery to be used to accept the Offer if the Shares and all other required documents are not immediately available or cannot be delivered to Harris Trust Company of New York (the "Depositary") by the Expiration Date (as defined in the Offer to Purchase) or if the procedure for book-entry transfer cannot be completed by the Expiration Date;

     4. A letter to shareholders of the Company from Thomas C. Rawson, Chief Executive Officer of the Company, together with a Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission by the Company;

     5. A letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the offer;

     6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

     7.   Return envelope addressed to the Depositary.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
TIME, ON               , 1997, UNLESS THE OFFER IS EXTENDED.

     In all cases, payment for Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates evidencing such Shares (or a confirmation of a book-entry transfer of such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities (as defined in the Offer to Purchase)), a Letter of Transmittal (or facsimile thereof) properly completed and duly executed and any other required documents.

     If holders of Shares wish to tender, but cannot deliver their certificates or other required documents, or cannot comply with the procedure for book-entry transfer, prior to the expiration of the Offer, a tender of Shares may be effected by following the guaranteed delivery procedure described under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase.

     The Company will not pay any fees or commissions to any broker, dealer or other person (other than the Dealer Manager, the Depositary and the Information Agent as described in the Offer) in connection with the solicitation of tenders of Shares pursuant to the Offer. However, the Company will reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. The Company will pay or cause to be paid any stock transfer taxes payable with respect to the transfer of Shares to it, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Offer should be addressed to D.F. King & Co., Inc. (the "Information Agent") at their respective addresses and telephone numbers set forth on the back cover page of the Offer to Purchase.

     Additional copies of the enclosed material may be obtained from the Information Agent, at the address and telephone number set forth on the back cover page of the Offer to Purchase.


VERY TRULY YOURS,


WHEAT, FIRST SECURITIES, INC.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU, OR ANY OTHER PERSON, THE AGENT OF PARENT, PURCHASER, THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR OF ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR TO MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

EXHIBIT 5:  FORM OF CLIENT LETTER

                           OFFER TO PURCHASE FOR CASH
                     ALL OUTSTANDING SHARES OF COMMON STOCK
                                       OF
                              RAWSON-KOENIG, INC.
                                       AT
                              $2.15 NET PER SHARE
                                       BY
                              RAWSON-KOENIG, INC.

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                     AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
              ON             , 1997, UNLESS THE OFFER IS EXTENDED.


To Our Clients:

     Enclosed for your consideration are an Offer to Purchase, dated, 1997 (the "Offer to Purchase"), and a related Letter of Transmittal in connection with the offer by Rawson-Koenig, Inc., a Texas corporation (the "Company") to purchase all outstanding shares of Common Stock, no par value per share held by the Public Shareholders (the "Shares"), of the Company at a price of $2.15 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and in a related Letter of Transmittal (which together constitute the "Offer").

     We are (or our nominee is) the holder of record of Shares held by us for your account. A TENDER OF SUCH SHARES CAN BE MADE ONLY BY US OR OUR NOMINEE AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER SHARES HELD BY US FOR YOUR ACCOUNT.

     We request instructions as to whether you wish to have us tender on your behalf any or all of the Shares held by us for your account, upon the terms and subject to the conditions set forth in the Offer.

Your attention is invited to the following:

     1. The tender price is $2.15 per Share, net to the seller in cash.

     2. The Offer is being made for all outstanding Shares of the Public Shareholders.

     3. The Board of Directors of the Company and the Independent Directors have determined that the Offer is fair to, and in the best interests of, the shareholders of the Company, and recommends that shareholders accept the Offer and tender their Shares pursuant to the Offer.

     4. The Offer and withdrawal rights will expire at 12:00 Midnight, New York
City time, on            , 1997, unless the Offer is extended.

     5. Tendering shareholders will not be obligated to pay brokerage fees or commissions or, except as otherwise provided in Instruction 6 of the Letter of Transmittal, stock transfer taxes with respect to the purchase of Shares by the Company pursuant to the Offer.


     If you wish to have us tender any or all of your Shares, please so instruct us by completing, executing and returning to us the instruction form contained in this letter. An envelope in which to return your instructions to us is enclosed. If you authorize the tender of your Shares, all such Shares will be tendered unless otherwise specified in your instructions. YOUR INSTRUCTIONS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION OF THE OFFER.

     The Offer is made solely by the Offer to Purchase and the related Letter of Transmittal and is being made to all holders of Shares. The Company is not aware of any state where the making of the Offer is prohibited by administrative or judicial action pursuant to any valid state statute. If the Company becomes aware of any valid state statute prohibiting the making of the Offer or the acceptance of Shares pursuant thereto, the Company will make a good faith effort to comply. If after such good faith effort, the Company cannot comply with such state statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares in such state. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the Company by Wheat, First Securities, Inc. or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

INSTRUCTIONS WITH RESPECT TO THE OFFER TO PURCHASE FOR
CASH ALL OUTSTANDING SHARES OF COMMON STOCK OF
RAWSON-KOENIG, INC. BY RAWSON-KOENIG, INC.

     The undersigned acknowledge(s) receipt of your letter and the enclosed
Offer to Purchase, dated               , 1997, and the related Letter of
Transmittal (which together constitute the "Offer") in connection with the offer by Rawson-Koenig, Inc., a Texas corporation (the "Company") to purchase all outstanding shares of Common Stock, no par value per share, held by the Public Shareholders (the "Shares"), of the Company.

     This will instruct you to tender the number of Shares indicated below (or if no number is indicated below, all Shares) that are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer.


Dated:         , 1997                 SIGN HERE
                                      Signature(s)
Number of Shares to be Tendered:
                                      ------------------------------------
             Shares*                  Please Type or Print Name(s)

                                      ------------------------------------
                                      Please Type or Print Address

                                      ------------------------------------
                                                                (Zip Code)

                                      ------------------------------------
                                      Area Code and Telephone Number

                                      ------------------------------------
                                      Taxpayer Identification Number or
                                         Social Security Number


___________________________
* Unless otherwise indicated, it will be assumed that all Shares held by us for your account are to be tendered.

EXHIBIT 6:  FORM OF GUIDELINES (W-9)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

IRS INSTRUCTIONS
(SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.)

     PURPOSE OF FORM. -- A person who is required to file an information return with the Internal Revenue Service (the IRS) must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement account
(IRA). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

     NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN A W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

     HOW TO OBTAIN A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for Social Security Card (SSN) (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (EIN) (for businesses and all other entities), from your local IRS office.

     To complete Form W-9, if you do not have a TIN and have applied for one or intend to apply for one in the near future, write "Applied For" in the space for the TIN in Part I of the substitute Form W-9, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during the period.

     NOTE: WRITING "APPLIED FOR" ON THE SUBSTITUTE FORM W-9 MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date this form, and give it to the requester.

     WHAT IS BACKUP WITHHOLDING? -- Persons making certain payment to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     (1)  You do not furnish your TIN to the requester, or

     (2)  The IRS notifies the requester that you furnished an incorrect TIN, or

     (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

     (5) You fail to certify your TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

     Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies. Certain payees and payments are exempt from backup withholding and information reporting. See PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING, below, and EXEMPT PAYEES AND PAYMENTS under SPECIFIC INSTRUCTIONS, below, if you are an exempt payee.

     PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

     (1)  A corporation.

     (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under section 403(b)(7).

     (3)  The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7)  A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

     (10) A real estate investment trust.

     (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

     (12) A common trust fund operated by a bank under section 584(a).

     (13)  A financial institution.

     (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

     (15) A trust exempt from tax under section 664 or described in section
4947.

     Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

-    Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident partner.

-    Payments of patronage dividends not paid in money.

-    Payments made by certain foreign organizations.

     Payments of interest generally not subject to backup withholding include the following:

-    Payments of interest on obligations issued by individuals.

     NOTE: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-    Payments described in section 6049(b)(5) to nonresident aliens.

-    Payments on tax-free covenant bonds under section 1451.

-    Payments made by certain foreign organizations.

-    Mortgage interest paid by you.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.


                                   PENALTIES

     FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.


                             SPECIFIC INSTRUCTIONS

     NAME. -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card and your new last name.

     If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name. Enter your name(s) as shown on your social security card and/or as it was used to apply or your EIN on Form SS-4.


                           SIGNING THE CERTIFICATION.

     (1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. -- You are requested to furnish your correct TIN, but you are not required to sign the certification.

     (2) INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. -- You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

     (3) REAL ESTATE TRANSACTIONS. -- You must sign the certification. You may cross out item (2) of the certification.

     (4) OTHER PAYMENTS. -- You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     (5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. -- You are requested to furnish your correct TIN, but you are not required to sign the certification.

     (6) EXEMPT PAYEES AND PAYMENTS. -- If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in
Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-
8. Certificate of Foreign Status.

     (7) "AWAITING TIN". -- Following the instructions under HOW TO OBTAIN A TIN, on page 1, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 and sign and date the form.

     SIGNATURE. -- For a joint account, only the person whose TIN is shown in
Part I should sign the form.

     PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to payer. Certain penalties may also apply.


                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER


--------------------------------------------------------------------------------
FOR THE TYPE OF ACCOUNT IN:                GIVE THE NAME AND
                                              SOCIAL SECURITY
                                              NUMBER OF:
1., 2., 3., 4., or 5.
--------------------------------------------------------------------------------
FOR THE TYPE OF ACCOUNT IN:                GIVE THE NAME AND
                                              EMPLOYER IDENTIFICATION
                                              NUMBER OF:
6., 7., 8., 9., 10., or 11.
--------------------------------------------------------------------------------

     1.   Individual                          The individual

     2.   Two or more individuals             The actual owner of the
          (joint account)                     account or, if
                                              combined funds, the
                                              first individual on the
                                              account(1)

     3.   Custodian account of a minor        The minor(2)
          (Uniform Gift to Minors Act)

     4.   A.  The usual revocable             The grantor-trustee(1)
              savings trust (grantor is
              also trustee)
          B.  So-called trust account         The actual owner(1)
              that is not a legal or valid
              trust under state law

     5.   Sole proprietorship                 The owner(3)

     6.   A valid trust, estate or            Legal entity(4)
          pension trust

     7.   Corporate                           The corporation

     8.   Association, club,                  The organization
          religious, charitable,
          educational, or other tax
          exempt organization

     9.   Partnership                         The partnership

     10.  A broker or registered              The broker or nominee
          nominee

     11.  Account with the Department         The public entity
          of Agriculture in the name
          of a public entity (such as
          a state or local government,
          school district, or prison)
          that receives agricultural
          program payments

________________________________
(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Show the individual's name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.